UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12[b] OR 12[g] OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               HOST VENTURES INC.
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                 [Name of small business issuer in its charter]

            NEVADA                                       81-0659377
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 State of incorporation or organization     I.R.S. Employer Identification No.

       Host Ventures Inc., 9544 South Chesapeake Street, Highlands Ranch,
                                 Colorado 80126
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                    [Address of principal executive offices]

        Securities to be registered pursuant toSection 12[b] of the Act:

Title of each class to be so registered:         Name of each exchange on which
                                                 each class is to be registered:


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If this form relates to the  registration  of a class of securities  pursuant to
Section 12[b] of the Exchange Act and is effective pursuant to General Instruction A.[c], check the following box [ ].

If this form relates to the  registration  of a class of securities  pursuant to
Section 12[g] of the Exchange Act and is effective pursuant to General Instruction A.[d], check the following box [X].

Securities Act registration statement file number to which this form relates:
333-126504 (if applicable).

        Securities to be registered pursuant to Section 12[g] of the Act:

                                  Common Stock
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                    (Title of each class to be so registered)

                             INFORMATION REQUIRED IN
                             REGISTRATION STATEMENT

Item 1.           Description of Registrant's Securities to be Registered.

         The Registrant hereby incorporates by this reference the following into this Form 8-A as if it were set forth in its entirety as an exhibit hereto:

1. Form SB-2 Amendment 3 Registration Statement under the Securities Act of 1933 for registration number: 333-126504 dated October 31, 2005.

Item 2.           Exhibits.

         Pursuant to Rule 12b-32 promulgated under the Securities Exchange Act of 1934, and Item 10(f) of Regulation S-B promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934, the Registrant hereby incorporates by this reference the following into this Form 8-A as if it were set forth in its entirety as an exhibit hereto:

1. Form SB-2 Amendment 3 Registration Statement under the Securities Act of 1933 for registration number: 333-126504 dated October 31, 2005.


                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange At of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            Host Ventures Inc.
                                            ------------------
                                            (Registrant)


Date: October 27, 2006                      By: /s/ William Stewart
                                            -------------------
                                            William Stewart
                                            Its:  President